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                                                                EXHIBIT h(29)(e)



                                 AMENDMENT NO. 4
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, PFL Life Insurance Company, an Iowa life insurance company and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:


     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

         FUNDS AVAILABLE UNDER THE                        SEPARATE ACCOUNTS                  POLICIES FUNDED BY THE
                 POLICIES                                UTILIZING THE FUNDS                  SEPARATE ACCOUNTS
AIM V.I. Capital Appreciation Fund                    PFL Retirement Builder Variable    PFL Life Insurance Company Policy Form No.
AIM V.I. Dent Demographic Trends Fund                 Annuity Account                    AV288-101-95-796 (including successors
AIM V.I. Government Securities Fund                                                      forms, addenda and endorsements may vary
AIM V.I. Growth Fund                                  Legacy Builder Variable Life       by state under marketing names:
AIM V.I. Growth and Income Fund                       Separate Account                   "Retirement Income Builder Variable
AIM V.I. International Equity Fund                                                       Annuity," "Portfolio Select Variable
AIM V.I. Value Fund                                   PFL Variable Life                  Annuity")
                                                      Account A
                                                                                         PFL Life Insurance Company Policy Form
                                                      PFL Corporate Account              No.'s VL20 & JL20 under the marketing name
                                                      One (1940 Act Exclusion)           "Legacy Builder II"

                                                                                         PFL Life Insurance Company Policy Form No.
                                                                                         WL851 136 58 699 under the marketing name
                                                                                         "Legacy Builder Plus"

                                                                                         PFL Life Insurance Company Policy Form No.
                                                                                         APUL0600 699 under the marketing name
                                                                                         "Variable Protector"

                                                                                         Advantage V, Variable Universal Life
                                                                                         Policy (1933 Act Exempt)


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: February 28, 2001
               ----------------------------

                                           AIM VARIABLE INSURANCE FUNDS



Attest: /s/ P. Michelle Grace              By:   /s/Robert H. Graham
       -----------------------------          -----------------------------
Name:   P. Michelle Grace                  Name:  Robert H. Graham
Title:  Assistant Secretary                Title: President


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                                           A I M DISTRIBUTORS, INC.



Attest: /s/ P. Michelle Grace              By:    /s/ Robert H. Graham
       -----------------------------          -----------------------------
Name:   P. Michelle Grace                  Name:  Robert H. Graham
Title:  Assistant Secretary                Title: Sr. Vice President


(SEAL)



                                           PFL LIFE INSURANCE COMPANY



Attest:  /s/ Ronald L. Ziegler             By:  /s/ Larry N. Norman
       -----------------------------          -----------------------------
Name:        Ronald L. Ziegler             Name:    Larry N. Norman
       -----------------------------            ---------------------------
Title:       Vice President                Title:   President
       -----------------------------            ---------------------------



(SEAL)



                           AFSG SECURITIES CORPORATION



Attest:  /s/ Frank A. Camp                 By:   /s/ Larry N. Norman
       -----------------------------          -----------------------------
Name:        Frank A. Camp                 Name:     Larry N. Norman
       -----------------------------            ---------------------------
Title:       Secretary                     Title:    President
       -----------------------------            ---------------------------



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